                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes  and appoints each of Dale Ritter and Robyn Hunter the undersigned's true and  lawful attorney-in-fact to:

        (1) execute for and on  behalf of the undersigned, in the  undersigned's capacity  as  an officer  and/or  director of  Coronado  Biosciences, Inc.  (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934  and the rules thereunder,  and any other forms  or reports the undersigned  may be  required to  file in  connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3,  4, or 5, or  other form or  report, and timely  file such form  or report with  the
United  States  Securities  and Exchange  Commission and  any stock  exchange or similar authority; and

        (3) take any other action of any type whatsoever in connection with  the foregoing which, in the opinion of such attorney-in- fact, may be of benefit to, in the  best interest  of, or  legally required  by, the  undersigned, it  being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to the  Power of Attorney shall  be in such form  and shall contain such terms and conditions  as such attorney-in-fact may approve  in such attorney-in-fact's discretion.

        The undersigned hereby grants  to each such attorney-in-fact full  power and  authority  to  do  and  perform any  and  every  act  and  thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the  rights and  powers  herein  granted,  as  fully to  all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full power  of substitution  or  revocation,  hereby ratifying  and  confirming  all that  such attorney-in-fact, or  such attorney-in-fact's  substitute or  substitutes, shall lawfully do or  cause to be  done by virtue  of this power  of attorney and  the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing attorneys-in-fact, in serving in  such capacity at the request  of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section 16  of  the Securities
Exchange Act of 1934.

        This Power of Attorney shall  remain in full force and effect  until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to  the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of April 2012.

/s/ Karin Hehenberger
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Signature